POWER OF ATTORNEY

Know all by these presents, that the undersigned

hereby constitutes and appoints each of Donald E.

Miller, Ernesto R. Beckford, and Mary L. Shaw signing

singly, the undersigned's true and lawful attorney-in-fact to:

(1)  execute for and on behalf of the undersigned,

in the undersigned's capacity as an officer and/or

director of THE FAIRCHILD CORPORATION (the "Company"), any

documents necessary to facilitate the filing of all reports

required in accordance with Section 16(a) of the Securities

Exchange Act of 1934 and the rules thereunder, including

but not limited to Form ID Application, Forms 3, 4, and 5,

(collectively, the "SEC Forms" and

any other forms or reports the undersigned may be

required to file in connection with the

undersigned's ownership, acquisition, or

disposition of securities of the Company;

(2)  do and perform any and all acts for and on

behalf of the undersigned which may be necessary

or desirable to complete and execute any SEC Forms

or other form or report, and timely file

such form or report with the United States Securities

and Exchange Commission and any stock exchange or

similar authority; and

(3)  take any other action of any type whatsoever

in connection with the foregoing which, in the

opinion of such attorney-in-fact, may be of benefit

to, in the best interest of, or legally required by,

the undersigned, it being understood that the

documents executed by such attorney-in-fact on

behalf of the undersigned pursuant to this Power of

Attorney shall be in such form and shall contain such

terms and conditions as such attorney-in-fact may

approve in such attorney-in-fact's discretion.

The undersigned hereby grants to each such

attorney-in-fact full power and authority to do

and perform any and every act and thing whatsoever

requisite, necessary, or proper to be done in the

exercise of any of the rights and powers herein

granted, as fully to all intents and purposes as

the undersigned might or could do if personally

present, with full power of substitution or revocation,

hereby ratifying and Confirming all that such

attorney-in-fact, or such attorney-in-fact's

substitute or substitutes, shall lawfully do or

cause to be done by virtue of this power of attorney

and the rights and powers herein granted. The

undersigned acknowledges that the foregoing

attorneys-in-fact, in serving in such capacity

at the request of the undersigned, are not

assuming, nor is the Company assuming, any of

the undersigned's responsibilities to comply

with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full

force and effect until the undersigned is no

longer required to file Forms 3, 4, and 5 with

respect to the undersigned's holdings of and

transactions in securities issued by the Company,

unless earlier revoked by the undersigned in

a signed writing delivered to the foregoing

attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused

this Power of Attorney to be

executed as of this 20th day of July, 2006.

/s/ Didier Choix

Signature

Print name:  Didier Choix